UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2026

ADTRAN Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41446	87-2164282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Explorer Boulevard
Huntsville, Alabama		35806-2807
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (256) 963-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	ADTN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 21, 2026, ADTRAN Holdings, Inc. (“ADTRAN”) announced certain preliminary financial results for the fiscal quarter and year ended December 31, 2025.

A copy of ADTRAN’s press release announcing certain preliminary financial results is attached as Exhibit 99.1 hereto and incorporated by reference in this Item 2.02.

Item 7.01 Regulation FD Disclosure.

As a company listed on the Frankfurt Stock Exchange, ADTRAN is subject to German and European securities laws. Article 17 of the Market Abuse Regulation (EU) No. 596/2014 (the "MAR") of the European Parliament and of the Council of 16 April 2014 mandates that listed issuers such as ADTRAN provide real time disclosure in certain circumstances, including where management’s expected results materially deviate from previously announced guidance or analyst consensus. On January 21, 2026, ADTRAN published an ad hoc announcement in Germany disclosing certain preliminary financial results for the fiscal quarter ended December 31, 2025 in accordance with the MAR.

A copy of ADTRAN’s ad hoc announcement is attached as Exhibit 99.2 hereto and incorporated by reference in this Item 7.01.

The information included in, or incorporated into, Items 2.02 and 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release dated January 21, 2026
99.2	Ad Hoc Notification dated January 21, 2026 (English translation)
104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTRAN Holdings, Inc.

Date:	January 21, 2026	By:	/s/ Timothy Santo
Timothy Santo Senior Vice President of Finance and Chief Financial Officer